Exhibit 99.1

JANUARY 2014 INVESTOR PRESENTATION

SAFE HARBOR STATEMENT Certain statements contained herein (including our 2014 guidance) are not based on historical fact and are "forward-looking statements" within the meaning of the applicable securities laws and regulations. Generally, these statements can be identified by the use of words such as "anticipate," "believe," "could," "estimate," "expect," "feel," "forecast," "intend," "may," "plan," "potential," "project," "should," "would,” “will,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those stated herein. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the loss of major retail customers of the Company or the reduction in volume or change in timing of purchases by major retail customers, lower than anticipated consumer and retailer acceptance of the Company's exchange and refill services, and its water dispensers, the inability to achieve the benefits from the DS Strategic Alliance, unexpected and adverse changes in the Company's relationships with its other independent distributors and suppliers, the entry of a competitor with greater resources into the marketplace and competition and other business conditions in the water and water dispenser industries in general, the Company’s experiencing product liability, product recall and higher than anticipated rates of warranty expense or sales returns associated with a product quality or safety issues, the loss of key Company personnel, changes in the regulatory framework governing the Company's business, the Company's inability to efficiently and effectively integrate the recently acquired businesses with the Company's historical business, the Company's inability to efficiently expand operations and capacity to meet growth,, the Company's inability to develop, introduce and produce new product offerings within the anticipated timeframe or at all, the Company’s inability to amend its credit facility to eliminate breaches of certain financial covenants and the failure of lenders to honor their commitments under the Company's credit facility, as well as other risks described more fully in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2013 and its subsequent filings under the Securities Exchange Act of 1934. Forward-looking statements reflect management's analysis as of the date of this presentation. The Company does not undertake to revise these statements to reflect subsequent developments, other than as required by applicable securities laws. *

MANAGEMENT PRESENTERS * Billy Prim Founder, Chairman & Chief Executive Officer Matt Sheehan President & Chief Operating Officer Mark Castaneda Chief Financial Officer

AGENDA * COMPANY OVERVIEW STRATEGIC EVOLUTION FINANCIAL OVERVIEW

FIRST-TO-MARKET INNOVATORS

Blue Rhino — Proven Track Record

- Identified a need
- Created new category
- "Razor-Razorblade" business model
- Benefits consumers and retailers

Consumer Solution & Brand

- First-to-Market
- Successful IPO in May 1998 with 6,600 locations
- 10.0x revenue growth in 7 years
- Designed to Scale
- Sold to Ferrellgas (NYSE:FGP) in 2004
- Nationwide scale: currently 40,000+ locations

PRIMO Water & Dispensers — Setting the Foundation for Primo

- Identified a need
- Created new category
- "Razor-Razorblade" business model
- Benefits consumers and retailers

Consumer Solution & Brand

- First-to-Market
- Successful IPO in November 2010
- Only nationwide single source water solution for retailers
- Designed to Scale
- Management's 15+ yrs of kiosk & exchange-based experience

PRIMO Water & Dispensers

Blue Rhino Data Source: SEC Filings.

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INTRODUCTION TO PRIMO * Dispensers Exchange Refill

Home Centers / Hardware Stores Membership Warehouses Mass Merchants Grocery Stores Drug Stores Office Dispensers Exchange Refill 24,000+ Locations and Growing ENVIABLE RETAIL CUSTOMER BASE * Source: Company Information

RECURRING REVENUE BUSINESS * Sell 1 Appliance Average of 35 Annual Purchases Exchange Refill Weekly Grocery Trips RAZOR Water Dispenser RAZORBLADE Water Exchange & Refill K&L added “Average of”

Emphasis on health & wellness Heightened negative focus on obesity & sugar consumption Environmental movement continues Municipal tap water quality concerns Taste preference; Filters ≠ Purified Water FAVORABLE TRENDS * Source: Beverage Marketing Corporation

CONSUMER TESTIMONIALS * Water was not in our diet as much as it should be. Then we got our Primo my water dispenser…My husband traded pop for glass after glass of water and lost 35 pounds! The city water where we live is so bad. You can smell the chlorine in the water. So we switched to a water dispenser and the kids and my spouse love it…. So far 2 friends have started using a dispenser…. Living healthy and saving money means the world to me and my family…Using the self-serve refill station at the supermarket is quick and simple and saves our family about $50 a month… …Cold water for hot days, and hot water for coffee and soups all in one place…. Primo provides us with fresh clean water to drink and cook with. The water where we live smells and using filters does not help the smell nor taste a bit…

INVESTOR HIGHLIGHTS * Favorable Industry & Consumer Trends Only Single Vendor Retail Solution Recurring Revenue Business Model Proven Executive Track Record Strong Growth Prospects w/ Operating Scale

PROVEN EXECUTIVE TRACK RECORD Billy Prim Founder, Chairman & Chief Executive Officer Matt Sheehan President & Chief Operating Officer Mark Castaneda Chief Financial Officer Rick Belmont General Mgr., Water Dispensers Vice President, Marketing Mary Leonard General Mgr., Water Operations David Hass Vice President, Strategy, Financial Planning & Analysis David Mills Vice President, Finance Bob Travatello Vice President, MIS * EXECUTIVE POSITION RELEVANT WORK EXPERIENCE

LONG-TERM GROWTH STRATEGY * Continued Scale Via Incremental Revenue & Operational Improvements Increased House Hold Penetration of Innovative Dispensers 50K – 60k Convenient Points of Retail Distribution Refinance Debt & Lower Cost of Capital Continue to Drive the Efficiencies of the Business Model

EXECUTION PLAN * Improving Our Core Strengthened executive, leadership & sales teams Renewed & stabilized retail relationships Optimized SG&A Unit economic focus Network service-level performance improvements Dedicated team managing and supporting KPIs for the business Implemented Balanced Scorecard Continuing Our Evolution A Team That Delivers Better Operating Models Compelling Brand & Market Leader Drive Results 2013 2014

REFILL: SERVICE MODEL EVOLUTION C.O.R.T. TELEMETRY * Remote monitoring technology Relays meter flow data and signaling of equipment issues Reduces unnecessary visits, drives efficiency Seamless billing Transition from reactive to proactive service Company Operated Regional Territories Deployment of Company Service Technicians Targeting regions with dense retail footprint Improved service and brand presence Company leading gross margins…but room for expansion Technology & Service expected to yield improved margins thru lower costs 2 Operational Initiatives Underway

EXCHANGE: DS STRATEGIC ALLIANCE * Transition from 60+ Distributors to 1-Primary Distributor (U.S. Only) Reduced market competition Expected increased gross margin through lower costs of distribution Expected increased revenues through addition of DS Waters retail exchange customers like…

DISPENSER: LEADING THE INNOVATION CYCLE *

RUNWAY FOR RETAIL EXPANSION * WATER LOCATION OPPORTUNITY Source: Company Information 16,100 Water Locations Convenient Availability 50k – 60k Large Market Opportunity: 200,000+ Locations in the U.S. and Canada Strong Runway of Opportunity with Both Existing & New Retailers Remaining Opportunity w/ Existing Relationships New Channels New Retailers

JANUARY 2014 FINANCIALS

FINANCIAL HIGHLIGHTS & STRATEGY 7th Consecutive Quarter of Positive EBITDA Q3 & YTD: Record Consumer Dispenser Sell-Thru Q3: 8.5% U.S. Exchange Same-Store Unit Growth Q3 & YTD: Improved Margins in Both Water & Dispensers YTD: Generated $9.1 million in Cash Flow from Operations * Q3 and YTD represent the results for the three and nine months ended September 30, 2013, respectively.

OPERATING RESULTS * NET REVENUE GROSS MARGIN SG&A ADJUSTED EBITDA YTD Q3 (All $'s in 000's) Source: Company SEC Filings. Adjusted EBITDA is a non-GAAP measure. See appendix. 24.8% 23.4%

FINANCIAL MOMENTUM & SCALE * NET REVENUE SG&A % of NET REVENUE ADJUSTED EBITDA (All $'s in 000's) Source: Company SEC Filings. Adjusted EBITDA is a non-GAAP measure. See appendix.

BOTTOM-LOAD % OF SELL-THRU DISPENSER: SELL-THRU TRENDS * QUARTERLY DISPENSER SELL-THRU CUMUMLATIVE DISPENSER SELL-THRU 1.0M 2008 27% 2013 40% Source: Company Information

EXCHANGE: SELL-THRU TRENDS * QUARTERLY U.S. EXCHANGE SELL-THRU Source: Company Information

DS STRATEGIC ALLIANCE: FINANCIAL HIGHLIGHTS * Expected Annual Financial Impact upon Full Implementation: $15 million Net Revenue Opportunity $4 million Gross Margin & EBITDA Opportunity Expected 2 Year Transition Period Scale: Near-Pure Incremental Business w/ Minimal SG&A Support Non-Recurring Transition Costs & Capital Costs for Growth

LONG-TERM PERFORMANCE TARGETS * 10.0% 3.0% 7% - 15% 19.4% 17.1% 10% - 12% 6.0% 10.0% 15% - 23% 23.4% 25.0% 25% - 35% Source: Company SEC Filings and Long-Term Projections. Adjusted EBITDA is a non-GAAP measure. See appendix.

INVESTOR HIGHLIGHTS * Favorable Industry & Consumer Trends Only Single Vendor Retail Solution Recurring Revenue Business Model Proven Executive Track Record Strong Growth Prospects w/ Operating Scale

JANUARY 2014 APPENDIX

NON-GAAP MEASURES * Adjusted EBITDA is not a financial measure calculated in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”).  Adjusted EBITDA is calculated as earnings (loss) from continuing operations before depreciation and amortization; interest expense and other, net; income tax provision; non-cash, stock-based compensation expense; non-recurring and acquisition-related costs; and loss on disposal of assets and other.  The Company believes non-U.S. GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations.  Management uses non-U.S. GAAP financial measures to compare the Company's performance to that of prior periods for trend analyses and planning purposes.  Non-U.S. GAAP financial measures are also presented to the Company’s board of directors and adjusted EBITDA is used in its credit agreements. Non-U.S. GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP.  Adjusted EBITDA excludes significant expenses that are required by U.S. GAAP to be recorded in the Company's financial statements and is subject to inherent limitations.

STATEMENT OF OPERATIONS * Source: Company SEC Filings

ADJUSTED EBITDA *